U.S. GLOBAL INVESTORS FUNDS

                                U.S. INCOME FUND
                             U.S. REAL ESTATE FUND

                                P.O. BOX 781234
                         SAN ANTONIO, TEXAS 78278-1234
                        1-800-873-8637 (1-800-US-FUNDS)
                (INFORMATION, SHAREHOLDER SERVICES AND REQUESTS)
                        INTERNET: HTTP://WWW.USFUNDS.COM

                                   PROSPECTUS

                                NOVEMBER 1, 1996

                            AMENDED:  MARCH 20, 1997

     This prospectus presents information that a prospective investor should know about the U.S. Income Fund ("Income Fund") and the U.S. Real Estate Fund ("Real Estate Fund"), two no-load mutual funds (the "Fund(s)") of U.S.
Global Investors Funds (the "Trust"). Each Fund has a different investment objective and is designed to meet different investment needs. SHARES OF THE TRUST ARE NOT INSURED, GUARANTEED, SPONSORED, RECOMMENDED OR APPROVED BY THE UNITED STATES OR ANY AGENCY OR OFFICER THEREOF. Investors are responsible for determining whether or not an investment in the fund is appropriate for their needs. Read and retain this prospectus for future reference.

     A Statement of Additional Information dated November 1, 1996, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. This Statement is available free from U.S. Global Investors Funds upon written request at the address set forth above or by calling
1-800-873-8637.


  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
       EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
           SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
            COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
                 PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
                             IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                        PAGE
                                        ----
SUMMARY OF FEES AND EXPENSES.........     2
FINANCIAL HIGHLIGHTS.................     4
INVESTMENT OBJECTIVES AND
  CONSIDERATIONS.....................     7
     U.S. Income Fund................     7
     U.S. Real Estate Fund...........     7
SPECIAL CONSIDERATIONS...............     9
HOW TO PURCHASE SHARES...............    11
HOW TO EXCHANGE SHARES...............    14
HOW TO REDEEM SHARES.................    16
HOW SHARES ARE VALUED................    20
DIVIDENDS AND TAXES..................    21
THE TRUST............................    23
MANAGEMENT OF THE FUNDS..............    24
PERFORMANCE INFORMATION..............    26

                          SUMMARY OF FEES AND EXPENSES

     The following summary, which is based on actual expenses and average net assets for each Fund for the year ended June 30, 1996, is provided to assist you in understanding the various costs and expenses a shareholder in each respective Fund could bear directly or indirectly.

                                                       REAL
                                          INCOME      ESTATE
                                           FUND        FUND
                                          ------      ------
SHAREHOLDER TRANSACTION EXPENSES
     Maximum Sales Load..............      None        None
     Redemption Fee..................      None        None
     Trader's Fee (on the redemption
        or exchange of shares held
        less than 14 days)...........      0.10%       0.10%
     Administrative Exchange Fee.....       $5          $5
     Account Closing Fee (does not
        apply to exchanges)..........      $10         $10
ANNUAL FUND OPERATING EXPENSES (AS A
  PERCENTAGE OF AVERAGE NET
  ASSETS)(1)
     Management Fees.................      0.75%       0.75%
     12b-1 Fees......................      None        None
     Other Expenses..................      0.70%       0.82%
     Transfer Agency Fees............      0.38%       0.41%
     Accounting Services Fees........      0.25%       0.28%
Total Fund Operating Expenses (net of
  waivers and reimbursements)........      2.08%       2.26%

     Except for active ABC Investment Plan accounts, custodial accounts for minors and retirement accounts, if an account balance falls, for any reason other than market fluctuations, below $1,000 at any time during a month, that account will be subject to a monthly small account charge of $1 which will be paid quarterly. (See "Small Accounts.")

     A shareholder who requests delivery of redemption proceeds by wire transfer will be subject to a $10 charge. International wires will be higher.


HYPOTHETICAL EXAMPLE OF EFFECT OF FUND EXPENSES(1)

     You would pay the following expenses on a $1,000 investment, assuming 5% annual return and redemption at the end of the period.

                                             INCOME     REAL ESTATE
                                             ------     -----------
1 year..................................      $ 31         $  33
3 years.................................        75            81
5 years.................................       122           131
10 years................................       251           269

Included in these estimates is the account closing fee of $10 for each period. This fee is a flat charge which does not vary with the size of your investment. Accordingly, for investments larger than $1,000, your total expenses will be substantially lower in percentage terms than this illustration implies. The examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.
--------------------------------------------------------------------------------

(1) Annual Fund Operating Expenses and the Hypothetical Example are based on each Fund's historical expenses. Management fees, transfer agency fees and accounting services fees are paid to U.S. Global Investors, Inc. (the "Advisor") and its wholly owned subsidiary. Please refer to the section entitled "Management of the Funds" for further information.

                              FINANCIAL HIGHLIGHTS
                                U.S. INCOME FUND

     The following per share data and ratios for a share of beneficial interest outstanding throughout each of the five years ended June 30, 1996 have been audited by Price Waterhouse LLP, the Fund's Independent Accountants. The related financial statements and the report of Independent Accountants are included in the Funds' 1996 Annual Report to Shareholders and are incorporated by reference into the Statement of Additional Information ("SAI"). In addition to the data set forth below, further information about the performance of the Fund is contained in the Annual Report to Shareholders and SAI which may be obtained without charge.

     Selected data for a capital share outstanding throughout each year is as follows:

                                                                        YEAR ENDED JUNE 30,
                                       --------------------------------------------------------------------------------------
                                         1996       1995       1994       1993       1992       1991       1990       1989
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Per Share Operating Performance:
Net asset value, beginning of
  period.............................  $   13.35      12.57      14.06      12.65      11.32      12.23      11.61       9.64
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Net investment income(c)...........        .35        .35        .31        .30        .29        .36        .43        .48
  Net realized and unrealized gain
   (loss) on investments(d)..........       1.84        .79      (1.06)      2.19       1.40       (.62)       .61       1.96
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total from investment operations.....       2.19       1.14       (.75)      2.49       1.69       (.26)      1.04       2.44
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Less dividends and distributions:
  Dividends from net investment
   income............................       (.35)      (.34)      (.31)      (.27)      (.35)      (.36)      (.42)      (.47)
  Distributions in excess of net
   investment income(e)..............         --         --       (.03)        --         --         --         --         --
  Distributions from net realized
   gains.............................       (.25)      (.02)      (.01)      (.79)      (.01)      (.29)        --         --
  Distributions in excess of realized
   gains(e)..........................         --         --       (.39)      (.02)        --         --         --         --
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total dividends and distributions....       (.60)      (.36)      (.74)     (1.08)      (.36)      (.65)      (.42)      (.47)
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net asset value, end of period.......  $   14.94      13.35      12.57      14.06      12.65      11.32      12.23      11.61
                                       =========  =========  =========  =========  =========  =========  =========  =========
Total Investment Return(f)...........     16.60%       9.31      (5.83)     20.68      15.02      (2.07)      8.89      26.02
Ratios/Supplemental Data:
Net assets, end of period (in
  thousands).........................  $   9,698     10,230     11,865     11,009      7,845      7,456      8,137      5,317
Ratio of expenses to average net
  assets.............................       2.08 (g)      1.98      1.74      1.83      1.95       2.22       1.94       2.00
Ratio of net income to average net
  assets.............................       2.45 (g)      2.59      2.27      2.34      2.47       2.99       3.55       4.61
Portfolio turnover rate..............      50.89%      7.02       6.91      44.18      76.15     109.85      19.29      17.59
Average Commission Rate Paid(h)......  $  0.0941         NA         NA         NA         NA         NA         NA         NA

                                         1988       1987
                                       ---------  ---------
Per Share Operating Performance:
Net asset value, beginning of
  period.............................      10.50      11.20
                                       ---------  ---------
  Net investment income(c)...........        .63        .63
  Net realized and unrealized gain
   (loss) on investments(d)..........       (.38)      (.27)
                                       ---------  ---------
Total from investment operations.....        .25        .36
                                       ---------  ---------
Less dividends and distributions:
  Dividends from net investment
   income............................       (.76)      (.50)
  Distributions in excess of net
   investment income(e)..............         --         --
  Distributions from net realized
   gains.............................       (.35)      (.32)
  Distributions in excess of realized
   gains(e)..........................         --       (.24)
                                       ---------  ---------
Total dividends and distributions....      (1.11)     (1.06)
                                       ---------  ---------
Net asset value, end of period.......       9.64      10.50
                                       =========  =========
Total Investment Return(f)...........       3.13       3.32
Ratios/Supplemental Data:
Net assets, end of period (in
  thousands).........................      4,450      3,572
Ratio of expenses to average net
  assets.............................       1.73       1.60
Ratio of net income to average net
  assets.............................       6.19       6.14
Portfolio turnover rate..............     126.56     173.91
Average Commission Rate Paid(h)......         NA         NA

                                                                     (CONTINUED)

                              FINANCIAL HIGHLIGHTS
                             U.S. REAL ESTATE FUND

     The following per share data and ratios for a share of beneficial interest outstanding throughout each of the five years ended June 30, 1996 have been audited by Price Waterhouse LLP, the Fund's Independent Accountants. The related financial statements and the report of Independent Accountants are included in the Funds' 1996 Annual Report to Shareholders and are incorporated by reference into the Statement of Additional Information ("SAI"). In addition to the data set forth below, further information about the performance of the Fund is contained in the Annual Report to Shareholders and SAI which may be obtained without charge.

     Selected data for a capital share outstanding throughout each year is as follows:

                                                                        YEAR ENDED JUNE 30,
                                       --------------------------------------------------------------------------------------
                                         1996       1995       1994       1993       1992       1991       1990       1989
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Per Share Operating Performance:
Net asset value, beginning of
  period.............................  $    9.80       9.86      10.96      10.17       8.83       8.36      10.20       9.29
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Net investment income(c)...........        .42        .23        .22        .17        .29        .24        .30        .38
  Net realized and unrealized gain
   (loss) on investments(d)..........       1.27       (.13)     (1.05)       .79       1.38        .47      (1.57)       .94
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total from investment operations.....       1.69        .10       (.83)       .96       1.67        .71      (1.27)      1.32
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Less dividends and distributions:
  Dividends from net investment
   income............................       (.39)      (.16)      (.22)      (.17)      (.33)      (.24)      (.30)      (.41)
  Distributions in excess of net
   investment income(e)..............         --         --       (.02)        --         --         --         --         --
  Distributions from net realized
   gains.............................         --         --         --         --         --         --       (.27)        --
  Tax return of capital
   distributions(e)..................       (.13)        --       (.03)        --         --         --         --         --
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total dividends and distributions....       (.52)      (.16)      (.27)      (.17)      (.33)      (.24)      (.57)      (.41)
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net asset value, end of period.......  $   10.97       9.80       9.86      10.96      10.17       8.83       8.36      10.20
                                       =========  =========  =========  =========  =========  =========  =========  =========
Total Investment Return(f)...........      17.34%      1.09      (7.70)      9.45      18.70       9.23     (12.60)     14.46
Ratios/supplemental data:
Net assets, end of period (in
  thousands).........................  $   8,220      9,169     14,597     19,780     21,514      6,678      6,016      5,658
Ratio of expenses to average net
  assets.............................       2.26 (g)      1.92      1.59      1.40      1.63       2.63       2.51       2.14
Ratio of net income to average net
  assets.............................       3.63 (g)      2.22      1.96      1.55      3.17       2.66       3.50       4.70
Portfolio turnover rate..............     107.59%     48.10     145.33     186.99     102.56     132.53      62.55      87.67
Average commission rate paid (h).....  $  0.0925         NA         NA         NA         NA         NA         NA         NA

                                        PERIOD
                                       ENDED(A)
                                       --------
Per Share Operating Performance:
Net asset value, beginning of
  period.............................    10.00
                                       --------
  Net investment income(c)...........      .45
  Net realized and unrealized gain
   (loss) on investments(d)..........     (.78)
                                       --------
Total from investment operations.....     (.33)
                                       --------
Less dividends and distributions:
  Dividends from net investment
   income............................     (.38)
  Distributions in excess of net
   investment income(e)..............       --
  Distributions from net realized
   gains.............................       --
  Tax return of capital
   distributions(e)..................       --
                                       --------
Total dividends and distributions....     (.38)
                                       --------
Net asset value, end of period.......     9.29
                                       ========
Total Investment Return(f)...........    (2.99)
Ratios/supplemental data:
Net assets, end of period (in
  thousands).........................    3,237
Ratio of expenses to average net
  assets.............................       --(b)
Ratio of net income to average net
  assets.............................     6.76(b)
Portfolio turnover rate..............    51.01(b)
Average commission rate paid (h).....       NA

                                                   (FOOTNOTES ON FOLLOWING PAGE)

(CONTINUED FROM PREVIOUS PAGE)

    (a) For the period July 2, 1987 (date of commencement of operations) to June 30, 1988; (b) Annualized; the ratios are not necessarily indicative of twelve months of operation; (c) Net of expense reimbursements; (d) Includes the effect of capital share transactions throughout the year; (e) Distributions in excess of net investment income and net realized gains and tax returns of capital are presented in accordance with SOP 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distribution by Investment Companies, which was first implemented by the Funds in fiscal 1993. Information for prior years has not been restated; (f) Total return does not reflect the effect of account fees; (g) Expense ratio is net of expense reimbursements or fee waivers. Had such reimbursements not been made, the expense ratio subject to the most restrictive state limitation would have been 2.10% and 2.27% and the net investment income ratio would have been 2.42% and 3.62% for the Income and Real Estate Funds, respectively. (h) Represents total commissions paid on portfolio securities divided by the total number of shares purchased or sold on which commissions were charged. This information was not required prior to 1996.

                    INVESTMENT OBJECTIVES AND CONSIDERATIONS

     U.S. Global Investors Funds (the "Trust") offers investors several growth and income funds, two of which are included in this prospectus, the Income Fund and the Real Estate Fund. Each Fund has a different investment objective and is designed to satisfy different needs. The Income Fund seeks to preserve capital, consistent with production of current income. Long-term capital appreciation is a secondary consideration. The Income Fund may invest in a broad range of equity and debt securities. The Real Estate Fund's principal objective is long-term capital appreciation; current income is a secondary consideration. The Real Estate Fund invests primarily in equity securities of companies in the real estate or real estate related industry.

U.S. INCOME FUND

     The investment objectives of the Income Fund are preservation of capital and, consistent with that objective, production of current income. Long-term capital appreciation is a secondary consideration.

     The Income Fund will invest in the following types of securities: common stocks, including, but not limited to, shares of beneficial interest of real estate investment trusts; corporate bonds; senior securities convertible into common stocks (convertible preferred stocks and convertible bonds or debentures); United States Treasury bills; United States Treasury bonds; and obligations issued, guaranteed or otherwise backed by United States Government agencies and instrumentalities. The Fund may also invest in the securities of foreign issuers which are listed on domestic national securities exchanges, quoted on NASDAQ, or traded in the domestic over-the-counter market. The Fund purchases only those preferred stocks, bonds and debentures that, in the opinion of the Advisor, meet a credit standard which is consistent with the objective of preservation of capital. The distribution of investments between different types of securities is governed by an investment policy, which can be changed by the Board of Trustees, that at least 80% of the Income Fund's total net assets will be invested in income-producing securities. The common stocks in which the Income Fund ordinarily invests are those of issuers with a long-established record of paying cash dividends, such as companies that provide essentials, such as electricity, gas and telephone services. Investments will be diversified among a variety of industries to limit risk; however, up to 10% of the total net assets of the Income Fund may be invested in securities that are not readily marketable. To increase current income, the Income Fund may write (sell) covered call options on common stocks in its portfolio.

U.S. REAL ESTATE FUND

     The primary investment objective of the Real Estate Fund is long-term capital appreciation. Current income is a secondary consideration. The Fund will seek to achieve its objectives by investing primarily in equity securities of companies in the real estate or real estate related industry.

     The Fund will invest not less than 65% of its total assets in common and preferred stocks of companies listed on national securities exchanges or NASDAQ which have at least 50% of the value of their assets in, or which derive at least 50% of their revenues from, the ownership, construction, management or sale of residential, commercial or industrial real estate. Such stocks may include publicly traded or listed equity real estate investment trusts which own properties and mortgage real estate investment trusts which make short-term construction and development mortgage loans or which invest in long-term mortgages or mortgage pools. The Fund may also invest up to 35% of total net assets in real estate or real estate related securities of foreign issuers listed on domestic or foreign exchanges, quoted on NASDAQ, or traded in the domestic over-the-counter market.

     The Fund may also invest in equity, debt, or convertible securities of issuers whose products and services are related to the real estate industry such as manufacturers and distributors of building supplies and financial institutions which issue or service mortgages. In addition, the Fund may, from time to time, seek investment in the securities of companies unrelated to the real estate industry but which have significant real estate holdings believed to be undervalued relative to the price of the companies'securities.

     There may be periods when investments in such securities should be reduced due to unusual or adverse economic conditions. Thus, the Real Estate Fund may temporarily invest, without limitation other than the Real Estate Fund's investment restrictions, in short-term money market instruments if, in the opinion of the Advisor, market conditions warrant. The Fund may invest more than 25% of its total assets in any one sector of the real estate or real estate related industries. See "Special Risks" in the Statement of Additional Information.

     The Real Estate Fund may be subject to the risks associated with the direct ownership of real estate because of its policy of concentration in the securities of companies which own, construct, manage or sell residential, commercial or industrial real estate. Additional risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increase in interest rates. The value of securities of companies which serve the real estate industry may also be affected by such risks.

                             SPECIAL CONSIDERATIONS

FOREIGN SECURITIES

     Investment in foreign securities may involve risks not present in domestic investment. These include fluctuating exchange rates; the fact that foreign issuers may be subject to different, and in some cases, less comprehensive accounting, financial reporting and disclosure standards than are domestic issuers; the risk of adverse changes in foreign investment or exchange control regulations, expropriation or confiscatory taxation; political or financial instability; or other developments which can affect investments. The Income Fund and the Real Estate Fund may invest in the securities of foreign issuers that are listed on a domestic exchange, quoted on NASDAQ, or traded in the domestic over-the-counter market. The Real Estate Fund may also invest in securities of foreign issuers that are listed on foreign securities exchanges.

PORTFOLIO TURNOVER

     Each Fund's total portfolio turnover rate is shown in the "Financial Highlights Table." A Fund's annual rate of portfolio turnover may vary widely from year to year depending on market conditions and prospects and may be higher than those of other mutual funds with similar investment objectives to each Fund. High portfolio turnover in any given year indicates a substantial amount of short-term trading, which may result in payment by the Funds of above-average amounts of brokerage commissions and could result in the payment by shareholders of above-average amounts of taxes on realized investment gain. Any short-term gain realized on securities will be taxed to shareholders as ordinary income. See "Dividends and Taxes."

LENDING OF PORTFOLIO SECURITIES

     Each Fund may lend securities to broker-dealers or institutional investors for their use in connection with short sales, arbitrages and other securities transactions. A Fund will not lend portfolio securities unless the loan is secured by collateral (consisting of any combination of cash, United States Government securities or irrevocable letters of credit) in an amount at least equal (on a daily mark-to-market basis) to the current market value of the securities loaned. In the event of a bankruptcy or breach of agreement by the borrower of the securities, a Fund could experience delays and costs in recovering the securities loaned. A Fund will not enter into securities lending agreements unless its custodian bank/lending agent will fully indemnify the Fund against loss due to borrower default. A Fund may not lend securities with an aggregate market value of more than one-third of the Fund's total net assets.

REPURCHASE AGREEMENTS

     Each Fund may invest a portion of its assets in repurchase agreements with United States broker-dealers, banks and other financial institutions, provided the Fund's custodian always has possession of securities serving as collateral or has evidence of book entry receipt of such securities. In a repurchase agreement, a Fund purchases securities subject to the seller's agreement to repurchase such securities at a specified time (normally one day) and price. The repurchase price reflects an agreed-upon interest rate during the time of investment. All repurchase agreements must be collateralized by United States Government or government agency securities the market values of which equal or exceed 102% of the principal amount of the repurchase obligation. If an institution enters an insolvency proceeding, the resulting delay in liquidation of securities serving as collateral could cause the Fund some loss if the value of the securities declined prior to liquidation. To minimize the risk of loss, a Fund will enter into repurchase agreements only with institutions and dealers which the Board of Trustees considers creditworthy.

PUT AND CALL OPTIONS

     SELLING (OR WRITING) COVERED CALL OPTIONS. Each Fund may sell (or write) covered call options on portfolio securities to hedge against adverse movements in the prices of these securities. A call option gives the buyer of the option, upon payment of a premium, the right to call upon the writer to deliver a security on or before a fixed date at a predetermined price, referred to as the strike price. If the price of the hedged security should fall or remain below the strike price, the Fund will not be called upon to deliver the security, and the Fund will retain the premium received for the option as additional income, offsetting all or part of any decline in the value of the security. The hedge provided by writing covered call options is limited to a price decline in the security of no more than the option premium received by the Fund for writing the option. If the security owned by the Fund appreciates above the option's strike price, the Fund will generally be called upon to deliver the security, which will prevent the Fund from receiving the benefit of any price appreciation above the strike price.

     BUYING CALL OPTIONS. Each Fund may purchase call options on securities movements in the prices of these securities. Each Fund will realize a gain from the exercise of a call option if, during the option period, the price of the underlying security to be purchased increases by more than the amount of the premium paid. A Fund will realize a loss equal to all or a portion of the premium paid for the option if the price of the underlying security decreases or does not increase by more than the premium.

     BUYING PUT OPTIONS. Each Fund may purchase put options on portfolio securities to hedge against adverse movements in the prices of these securities. A put option gives the buyer of the option, upon payment of a premium, the right to sell a security to the writer of the option on or before a fixed date at a predetermined price. A Fund will realize a gain from the exercise of a put option if, during the option period, the price of the security declines by an amount in excess of the premium paid. A Fund will realize a loss equal to all or a portion of the premium paid for the option if the price of the security increases or does not decrease by more than the premium.

     CLOSING TRANSACTIONS. Each Fund may dispose of an option written by the Fund by entering into a "closing purchase transaction" for an identical option and may dispose of an option purchased by the Fund by entering into a "closing sale transaction" for an identical option. In each case, the closing transaction will have the effect of terminating the rights of the option holder and the obligations of the option purchaser and will result in a gain or loss to the Fund based upon the relative amount of the premiums paid or received for the original option and the closing transaction. A Fund may sell (or write) put options solely for the purpose of entering into closing sale transactions.

     INDEX OPTIONS. Each Fund may purchase and sell call options and purchase put options on stock indices in order to manage cash flow, reduce equity exposure, or remain fully invested in equity securities. Options on securities indices are similar to options on a security except that, upon the exercise of an option on a securities index, settlement is made in cash rather than in specific securities.

SPECIAL LIMITATIONS

     The investment objectives of the Income and Real Estate Funds may not be changed without the vote of a majority of the Fund's outstanding voting securities.

     Each Fund may: (1) borrow up to 5% of the total assets of that Fund as a temporary measure (for extraordinary purposes); (2) invest up to 5% of the value of the total assets of that Fund in securities of any one issuer (except such limitation does not apply to obligations issued or guaranteed by the U.S. Government, its agencies and/or instrumentalities); (3) not acquire more than 10% of the voting securities of any one issuer; and (4) lend portfolio securities with an aggregate market value of not more than one-third of such Fund's total net assets.

                             HOW TO PURCHASE SHARES

     The minimum initial investment is $1,000 for regular accounts or $50 for custodial accounts for minors. The minimum subsequent investment is $50. The minimum initial investment for persons enrolled in the ABC Investment Plan is $100, and the minimum subsequent investment pursuant to such a plan is $30 or more per month per account. There is no minimum purchase for retirement plan accounts, including IRAs, administered by the Advisor or its agents and affiliates. Management may waive minimum initial or subsequent investment requirements for purchases made through qualifying broker-dealers or certain institutional programs.

YOU MAY INVEST IN THE FOLLOWING WAYS:

BY MAIL

     Send your application and check or money order, made payable to the respective Fund, to P.O. Box 781234, San Antonio, Texas 78278-1234.

     When making subsequent investments, enclose your check with the return remittance portion of the confirmation of your previous investment or indicate on your check or a separate piece of paper your name, address and account number and mail to the address mentioned above. Do not use the remittance portion of your confirmation statement for a different fund as it is pre-coded. This may cause your investment to be invested into the wrong fund. If you wish to purchase shares in more than one fund, send a separate check or money order for each fund. Third party checks will not be accepted; and the Trust reserves the right to refuse to accept second party checks.

BY TELEPHONE

     Once your account is open, you may make investments by telephone by calling 1-800-873-8637. Investments by telephone are not available in money market funds or any retirement account administered by the Advisor or its agents. The maximum telephone purchase is ten times the value of the shares owned, calculated at the last available net asset value. Payment for shares purchased by telephone is due within seven business days after the date of the transaction. You cannot exchange shares purchased by telephone until after the payment has been received and accepted by the Trust.

BY WIRE


     You may make your initial or subsequent investments in U.S. Global Investors Funds by wiring funds. To do so, call 1-800-873-8637 for a confirmation number and wiring instructions.

BY ABC INVESTMENT PLANT

     The ABC Investment PlanT (Automatically Building Capital) is offered as a special service allowing you to build a position in any of the U.S. Global Investors family of funds over time without trying to outguess the market. Once your account is open, you may make investments automatically by completing the ABC Investment PlanT form authorizing U.S. Global Investors Funds to draw on your money market or bank account monthly for a minimum of $30 a month beginning within thirty (30) days after the account is opened. These lower minimums are a special service bringing to small investors the benefits of U.S. Global Investors Funds without requiring a $1,000 minimum initial investment.

     Your investment dollars will automatically buy more shares when the market is undervalued and fewer shares when the market is overvalued. By investing an equal amount at regular, periodic intervals, you avoid the extremes in the market. Of course, using the ABC Investment PlanT does not guarantee a profit. If you sell at the bottom, no system will give you a gain.


     You may call 1-800-873-8637 to open a treasury money market fund or inquire at your bank whether it will honor debits through the Automated Clearing House ("ACH") or, if necessary, preauthorized checks. You may change the date or amount of your investment or discontinue the Plan any time by letter received by U.S. Global Investors Funds at least two weeks before the change is to become effective.

ADDITIONAL INFORMATION ABOUT PURCHASES

     All purchases of shares are subject to acceptance by the Trust and are not binding until accepted. U.S. Global Investors Funds reserves the right to reject any application or investment. Orders received by the Funds' transfer agent or a sub-agent before 4:00 p.m. Eastern Time, Monday through Friday exclusive of business holidays, and accepted by the Funds will receive the share price next computed after receipt of the order. In the event that the NYSE and other financial markets close earlier, as on the eve of a holiday, orders will become effective earlier in the day at the close of trading on the NYSE.

     U.S. Global Investors Funds charges no sales commissions or "loads" of any kind. However, investors may purchase and sell shares through registered broker-dealers who may charge fees for their services.

     If your telephone order to purchase shares is canceled due to nonpayment or late payment (whether or not your check has been processed by the Fund), you will be responsible for any loss incurred by the Trust by reason of such cancellation.

     If a check is returned unpaid due to nonsufficient funds, stop payment or other reasons, the Trust will charge $20 and you will be responsible for any loss incurred by the Trust with respect to cancelling the purchase.

     To recover any such loss or charge, the Trust reserves the right, without further notice, to redeem shares of any affiliated funds already owned by any purchaser whose order is canceled, for whatever reason, and such a purchaser may be prohibited from placing further orders unless investments are accompanied by full payment by wire or cashier's check.

     CHECKS DRAWN ON FOREIGN BANKS. To be received in good order, an investment must be made in U.S. dollars payable through a bank in the U.S. As an accommodation, the Funds' transfer agent may accept checks payable in a foreign currency or drawn on a foreign bank and will attempt to convert such checks into U.S. dollars and repatriate such amount to the Fund's account in the U.S. Your investment in the Fund will not be considered to have been received in good order until your foreign check has been converted into U.S. dollars and is available to the Funds through a bank in the U.S. Your investment in the Fund may be delayed until your foreign check has been converted into U.S. dollars and cleared the normal collection process. Any amounts charged to the Fund for collection procedures will be deducted from the amount invested.

     If the Trust incurs a charge for locating a shareholder without a current address, such charge will be passed through to the shareholder.

TAX IDENTIFICATION NUMBER

     Each Fund is required by Federal law to withhold and remit to the United States Treasury a portion of the dividends, capital gain distributions and proceeds of redemptions paid to any shareholder who fails to furnish the Fund with a correct taxpayer identification number, who underreports dividend or interest income or who fails to provide certification of tax identification number. In order to avoid this withholding requirement, you must certify on your application, or on a separate W-9 Form supplied by the Transfer Agent, that your taxpayer identification number is correct and that you are not currently subject to backup withholding or you are exempt from backup withholding. For individuals, your taxpayer identification number is your social security number.

     Instructions to exchange or transfer shares held in established accounts will be refused until the certification has been provided. In addition, the Fund assesses a $50 administrative fee if the taxpayer identification number is not provided by year end.



CONFIRMATION STATEMENTS

     When you open your account, U.S. Global Investors Funds will send you a confirmation statement, which will be your evidence that you have opened an account. The confirmation statement is non-negotiable, so if it is lost or destroyed, you will not be required to buy a lost instrument bond or be subject to other expense or trouble, as you would with a negotiable stock certificate. The fund does not issue certificates.

                             HOW TO EXCHANGE SHARES

     You have the privilege of exchanging into any of the other funds in the U.S. Global Investors family of funds which are registered in your state. An exchange involves the redemption (sale) of shares of one fund and purchase of shares of another fund at the respective closing net asset value and is a taxable transaction.

FUNDS IN THE U.S. GLOBAL INVESTORS FAMILY OF FUNDS

     Investing involves a trade-off between potential rewards and potential risks. In order to achieve higher rewards on your investment, you must be willing to take on higher risk. If you are most concerned with safety of principal, a lower risk investment will provide greater stability but with lower potential earnings. Another strategy for dealing with volatile markets is to use the ABC Investment PlanT. The list below is a reward and risk guide to all of the mutual funds in the U.S. Global Investors family of funds. This guide may help you decide if a fund is suitable for your investment goals.

      HIGH REWARD China Region Opportunity Fund
        HIGH RISK Regent Eastern European Fund
                 U.S. Gold Shares Fund
                 U.S. World Gold Fund
                 U.S. Global Resources Fund
                 Adrian Day Global Opportunity Fund
                 Bonnel Growth Fund
  MODERATE REWARD U.S. Real Estate Fund
    MODERATE RISK U.S. All American Equity Fund
                 MegaTrends Fund
                 U.S. Income Fund
                 U.S. Tax Free Fund
                 United Services Near-Term Tax Free
                 Fund
       LOW REWARD U.S. Government Securities Savings
                 Fund
         LOW RISK U.S. Treasury Securities Cash Fund

     If you have additional questions, one of our professional investor representatives will personally assist you. Call 1-800-US-FUNDS.

BY TELEPHONE

     You will automatically have the privilege to direct U.S. Global Investors Funds to exchange your shares by calling toll free 1-800-US-FUNDS (1-800-873-8637). In connection with such exchanges, neither the Fund nor the Transfer Agent will be responsible for acting upon any instructions reasonably believed by them to be genuine. The shareholder, as a result of this policy, will bear the risk of loss. Each Fund and/or its Transfer Agent will, however, employ reasonable procedures to confirm that instructions communicated by telephone are genuine (including requiring some form of personal identification, providing written confirmation and tape recording conversations); and if either party does not employ reasonable procedures, it may be liable for losses due to unauthorized or fraudulent transactions.

BY MAIL

     You may direct U.S. Global Investors Funds in writing to exchange your shares between identically registered accounts in the U.S. Global Investors family of funds. The request must be signed exactly as the name appears in the registration. (Before writing, read "Additional Information About Exchanges.")

ADDITIONAL INFORMATION ABOUT EXCHANGES

     (1) There is a $5 charge that is paid to United Shareholder Services, Inc. (the "Transfer Agent" or "USSI"), for each exchange transaction out of any fund account. Retirement accounts administered by the Advisor or its agents are charged $5 for each exchange exceeding three per quarter. The exchange fee is charged to cover administrative costs associated with handling these exchanges.

     (2) An exchange involves both the redemption of shares out of the Fund and the purchase of shares in a "Separate Fund." Like any other purchase, shares of the Separate Fund cannot be purchased by exchange until all conditions of purchase are met, including investable proceeds being immediately available. Like any other redemption, the Fund reserves the right to hold exchange proceeds for up to seven days. In general, the Fund expects to exercise this right on exchanges of $50,000 or more. In such event, purchase of the Separate Fund shares will also be delayed. Separate Fund shares will be priced at their net asset value at the time of purchase. Redemption proceeds will not be invested in either fund during this period. In all cases Fund shares will be redeemed immediately, however Separate Fund shares will not be purchased until investable proceeds are available. You will be notified immediately if the purchase will be delayed.

     (3) Shares may not be exchanged unless you have furnished U.S. Global Investors Funds with your tax identification number, certified as prescribed by the Internal Revenue Code and Regulations, and the exchange is to an account with like registration and tax identification number. (See "Tax Identification Number.")

     (4) Exchanges out of U.S. Global Investors Funds equity funds of shares held less than 14 days are subject to a trader's fee. (See "Trader's Fee Paid to Fund.")

     (5) The exchange privilege may be terminated at any time. The exchange fee and other terms of the privilege are subject to change.

                              HOW TO REDEEM SHARES

     You may redeem any or all of your shares at will. Redemption requests received in proper order by the Fund's transfer agent or a sub-agent before 4:00 p.m. Eastern Time, Monday through Friday exclusive of business holidays will receive the share price next computed after receipt of the request.

BY MAIL

     A written request for redemption must be in "proper order," which requires delivery of the following to the Transfer Agent:

     (1) a written request for redemption signed by each registered owner exactly as the shares are registered, the account number and the number of shares or the dollar amount to be redeemed;

     (2) negotiable stock certificates for any shares to be redeemed for which certificates have been issued;

     (3)  signature guarantees when required; and

     (4) such additional documents as are customarily required to evidence the authority of persons effecting redemptions on behalf of corporations, executors, trustees, and other fiduciaries. Redemptions will not become effective until all documents in the form required have been received by the Transfer Agent. (Before writing, read "Additional Information About Redemptions.")

HOW TO EXPEDITE REDEMPTIONS

     To redeem your Fund shares by telephone, you may call the Fund and direct an exchange out of the Fund into an identically registered account in a U.S. Global Investors treasury money market fund ($1,000 minimum initial investment). You may then write a check against your treasury money market fund account. See "How to Exchange Shares" for a description of exchanges, including the $5 exchange fee. Call 1-800-873-8637 for more information concerning telephone redemption and a treasury money market fund prospectus.

SPECIAL REDEMPTION ARRANGEMENTS

     Special arrangements may be made by institutional investors or on behalf of accounts established by brokers, advisers, banks or similar institutions to have redemption proceeds transferred by wire to pre-established accounts upon telephone instructions. For further information call the Trust at 1-800-873-8637. Telephone redemptions are available for Chairman's Circle accounts.

SIGNATURE GUARANTEE

     Redemptions in excess of $15,000 currently require a signature guarantee. A signature guarantee is required for all redemptions, regardless of the amount involved, when the proceeds are paid to someone other than the registered owner of shares to be redeemed or if proceeds are to be mailed to an address other than the registered address of record. When a signature guarantee is required, each signature must be guaranteed by: (a) a federally insured bank or thrift institution; (b) a broker or dealer (general securities, municipal, or government) or clearing agency registered with the U.S. Securities and Exchange Commission that maintains net capital of at least $100,000; or (c) a national securities exchange or national securities association. The guarantee must: (i) include the statement "Signature(s) Guaranteed"; (ii) be signed in the name of the guarantor by an authorized person, including the person's printed name and position with guarantor; and (iii) include a recital that the guarantor is federally insured, maintains the requisite net capital or is a national securities exchange or association. Shareholders living abroad may acknowledge their signatures before a U.S. consular officer. Military personnel may acknowledge their signatures before officers authorized to take acknowledgments (e.g., legal officers and adjutants).

REDEMPTION PROCEEDS MAY BE SENT TO YOU:

BY MAIL

     If your redemption check is mailed, it is usually mailed within 48 hours; however, the Fund reserves the right to hold redemption proceeds for up to seven days. If the shares to be redeemed were purchased by check, the redemption proceeds will not be mailed until the purchase check has cleared, which may take up to seven days. You may avoid this requirement by investing by bank wire (Federal funds). Redemption checks may be delayed if you have changed your address in the last 30 days. Please notify the Fund promptly in writing, or by telephone, of any change of address.

BY WIRE

     You may authorize the Fund to transmit redemption proceeds by wire, provided you send written wiring instructions with a signature guarantee at the time of redemption. Proceeds from your redemption will usually be transmitted on the first business day following the redemption. However, the Trust reserves the right to hold redemptions for up to seven days. If the shares to be redeemed were purchased by check, the redemption proceeds will not be wired until the purchase check has cleared, which may take up to seven days. There is a $10 charge to cover the wire, which is deducted from redemption proceeds. International wires will be higher.

ADDITIONAL INFORMATION ABOUT REDEMPTIONS

     The redemption price may be more or less than your cost, depending on the net asset value of the Fund's portfolio next determined after your request is received.

     A request to redeem shares in an IRA or similar retirement account must be accompanied by an IRS Form W4-P and a reason for withdrawal as specified by the IRS. Proceeds from the redemption of shares from a retirement account may be subject to withholding tax.

     The Trust has the authority to redeem existing accounts and to refuse a potential account the privilege of having an account in the Trust if the Trust reasonably determines that the failure to so redeem, or to so prohibit, would have a material adverse consequence to the Trust and its shareholders. No account closing fee or redemption fee will be charged to investors whose accounts are closed under this provision.

TRADER'S FEE PAID TO THE FUND

     A Trader's fee of 10 basis points or 0.10% of the value of shares redeemed or exchanged will be assessed to shareholders who redeem or exchange shares of the Fund held less than fourteen (14) calendar days. The Trader's Fee will be paid to the Fund to benefit remaining shareholders by protecting them against expenses due to excessive trading. Excessive short-term trading has an adverse impact on effective portfolio management as well as upon Fund expenses. The Fund has reserved the right to refuse investments from shareholders who engage in short-term trading that may be disruptive to the Fund.

ACCOUNT CLOSING FEE

     In order to reduce Fund expenses an account closing fee of $10 will be assessed to shareholders who redeem all shares in their Fund account and direct that redemption proceeds be delivered to them by mail or wire. The charge is payable directly to the Fund's Transfer Agent which, in turn, will reduce its charges to the Fund by an equal amount. The purpose of the charge is to allocate to redeeming shareholders a more equitable portion of the Transfer Agent's fee, including the cost of tax reporting, which is based upon the number of shareholder accounts. The account closing fee does not apply to exchanges between the funds in U.S. Global Investors family of funds nor will it be imposed on any account which is involuntarily redeemed.

SMALL ACCOUNTS

     Fund accounts which fall, for any reason other than market fluctuations, below $1,000 at any time during a month will be subject to a monthly small account charge of $1 which will be payable quarterly. The charge is payable directly to the Fund's Transfer Agent which, in turn, will reduce its charges to the Fund by an equal amount. The purpose of the charge is to allocate the costs of maintaining shareholder accounts more equally among shareholders.

     As a special service for small investors, active ABC Investment PlanT accounts, custodial accounts for minors, and retirement plan accounts administered by the Advisor or its agents and affiliates will not be subject to the small account charge.

     In order to reduce expenses of the Fund, the Trust may redeem all of the shares in any shareholder account, other than active ABC Investment PlanT accounts, custodial accounts for minors and retirement plan accounts, if, for a period of more than three months, the account has a net asset value of $500 or less and the reduction in value is not due to market fluctuations. If the Fund elects to close such accounts, it will notify shareholders whose accounts are below the minimum of its intention to do so, and will provide those shareholders with an opportunity to increase their accounts by investing a sufficient amount to bring their accounts up to the minimum amount within ninety (90) days of the notice. No account closing fee will be charged to investors whose accounts are closed under this redemption provision.

CONFIRMATION STATEMENTS

     Shareholders normally will receive a confirmation statement after each transaction (purchase, redemption, dividend, etc.) showing activity in the account. If you have no transactions, you will receive an annual statement only.

OTHER SERVICES

     The Trust has available a number of plans and services to meet the special needs of certain investors. Plans available include:

     (1)  payroll deduction plans, including military allotments;

     (2)  custodial accounts for minors;

     (3)  a flexible, systematic withdrawal plan; and

     (4) various retirement plans such as IRA, SEP/IRA, 403(b)(7), 401(k) and employer-adopted defined contribution plans.

     Application forms and brochures describing these plans and services may be obtained from the Transfer Agent at 1-800-US-FUNDS (1-800-873-8637).

     There is an annual charge for each retirement plan fund account with respect to which Security Trust & Financial Company ("ST&FC"), a wholly-owned subsidiary of the Advisor, acts as custodian. If this administrative charge is not paid separately prior to the last business day of a calendar year or prior to a total redemption or exchange, it will be deducted from the shareholder's account.

SHAREHOLDER SERVICES

     United Shareholder Services, Inc. ("USSI"), a wholly-owned subsidiary of the Advisor, acts as transfer and dividend paying agent for all fund accounts. Simply write or call 1-800-US-FUNDS for prompt service on any questions about your account.

24-HOUR ACCOUNT INFORMATION

     Shareholders can also access 24 hours a day current information on yields, share prices, latest dividends, account balances, deposits and redemptions. Just call 1-800-US-FUNDS and press the appropriate codes into your touch-tone phone.

                             HOW SHARES ARE VALUED

     Shares of each Fund are purchased or redeemed, on a continuing basis without a sales charge, at their next determined net asset value per share. The net asset value per share of each Fund is calculated separately by United Shareholder Services, Inc. Net asset value per share is determined as of 4:00 p.m. Eastern Time, Monday through Friday, exclusive of business holidays on which the NYSE is closed, by dividing the aggregate net assets of each Fund by the total number of shares of that Fund outstanding. In the event that the NYSE and other financial markets close earlier as on the eve of a holiday, the net asset value per share will be determined earlier in the day at the close of trading on the NYSE.

     Valuation will be calculated in U.S. dollars. Securities quoted in other currencies will be converted to U.S. dollars using the exchange rate then in effect in the principal market in which the relevant securities are traded. A portfolio security listed or traded on an international market (a market other than those in the United States or Canada), either on an exchange or over-the-counter, is valued at the last reported sales price before the time when assets are valued. A portfolio security listed or traded in the domestic market (a market in the United States or Canada), either on an exchange or over-the-counter, is valued at the latest reported sale price before the time when assets are valued. Lacking any sales on that day, the security is valued at the mean between the last reported bid and ask prices.

     When market quotations are not readily available, or when restricted securities or other assets are being valued, such assets are valued at fair value as determined in good faith by or under procedures established by the Board of Trustees.

     Portfolio securities which are traded on more than one market are valued according to the broadest and most representative market. Prices used to value portfolio securities are monitored to ensure that they represent current market values. If the price of a portfolio security is determined to be materially different from its current market value, then such security will be valued at fair value as determined by Management and approved in good faith by the Board of Trustees.

     Debt securities with maturities of 60 days or less at the time of purchase are valued on the basis of the amortized cost. This involves valuing an instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The corporate bonds held by the Income Fund are valued by the Transfer Agent based on an independent pricing service.

                              DIVIDENDS AND TAXES

     Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By complying with the applicable provisions of the Code, a Fund will not be subject to Federal income tax on its net investment income and capital gain net income that are distributed to shareholders.

     All income dividends and capital gain distributions are normally reinvested, without charge, in additional full and fractional shares of the Fund. Alternatively, investors may choose: (1) automatic reinvestment of capital gain distributions in Fund shares and payment of income dividends in cash; (2) payment of capital gain distributions in cash and automatic reinvestment of income dividends in Fund shares; or (3) all income dividend and capital gain distributions paid in cash. The share price of the reinvestment will be the net asset value of the Fund shares computed at the close of business on the date the dividend or distribution is paid. Dividend checks returned to the Fund as being undeliverable and dividend checks not cashed after 180 days will automatically be reinvested at the price of the Fund on the day returned, and the distribution option will be changed to reinvest.

     At the time of purchase, the share price of a Fund may reflect undistributed income, capital gains or unrealized appreciation of securities. Any dividend or capital gain distribution paid to a shareholder shortly after a purchase of shares will reduce the per share net asset value by the amount of the distribution. Although in effect a return of capital to the shareholder, these dividends and distributions are fully taxable.

     The Income Fund generally pays dividends quarterly (usually in March, June, September and December). The Real Estate Fund generally pays dividends twice each year (usually in June and December). Capital gains, if any, will be distributed annually in December.

     Mutual Funds are potentially subject to a nondeductible 4 percent excise tax calculated as a percentage of certain undistributed amounts of taxable ordinary income and capital gains net of capital losses. The Funds intend to make such distributions as may be necessary to avoid this excise tax.

     Dividends from taxable net investment income and distributions of net short-term capital gains paid by each Fund are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares of a Fund. A portion of these dividends may qualify for the 70 percent dividends received deduction available to corporations. Distributions of net capital gains will be taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of the length of time the investor has held his shares.

     Each January, each Fund will report to its shareholders the Federal tax status of dividends and distributions paid or declared by the Fund during the preceding calendar year. This statement will also indicate whether and to what extent distributions qualify for the 70 percent dividends received deduction available to corporations.

     The foregoing discussion relates only to generally applicable Federal income tax provisions in effect as of the date of this prospectus. Therefore, shareholders should consult their tax advisers about the status of distributions from the Funds in their own states and localities.

                                   THE TRUST


     U.S. Global Investors Funds (the "Trust") is an open-end management investment company, consisting of numerous separate, diversified portfolios each of which has its own investment objectives and policies. The portfolios are designed to serve a wide range of investor needs.

     The Trust was formed July 31, 1984, as a business trust under the laws of the Commonwealth of Massachusetts. It is a series company which is authorized to issue series of shares without par value, each series representing interests in a separate portfolio, or divide the shares of any series into classes. Shares of numerous series have been authorized. The Board of Trustees of the Trust has the power to create additional series, or divide existing series into two or more classes, at any time, without a vote of shareholders of the Trust.

     Under the Trust's First Amended and Restated Master Trust Agreement (the "Master Trust Agreement"), no annual or regular meeting of shareholders is required, although the Trustees may authorize special meetings from time to time. Under the terms of the Master Trust Agreement, the Trustees will be a self-perpetuating body and will continue their positions until they resign, die or are removed by a written instrument signed by at least two-thirds of the Trustees, by vote of shareholders holding not less than two-thirds of the shares then outstanding of the Trust cast at any meeting called for that purpose, or by a written declaration signed by shareholders holding not less than two-thirds of the shares then outstanding.

     On any matter submitted to shareholders, shares of each portfolio entitle their holder to one vote per share, irrespective of the relative net asset value of each portfolio's shares. On matters affecting an individual portfolio, a separate vote of shareholders of the portfolio is required. Each portfolio's shares are fully paid and non-assessable by the Trust, have no preemptive or subscription rights, and are fully transferable, with no conversion rights.

                            MANAGEMENT OF THE FUNDS

TRUSTEES

     The business affairs of each Fund are managed by the Trust's Board of Trustees. The Trustees establish policies, as well as review and approve contracts and their continuance. The Trustees also elect the officers and select the Trustees to serve as executive and audit committee members.

THE INVESTMENT ADVISOR

     U.S. Global Investors, Inc., 7900 Callaghan Road, San Antonio, Texas 78229, under an investment advisory agreement with the Trust dated October 26, 1989, furnishes investment advice and is responsible for overall management of the Trust's business affairs. Frank E. Holmes is Chief Executive Officer and Chairman of the Board of Directors of the Advisor, as well as President and a Trustee of the Trust. Since October 1989, Mr. Holmes has owned more than 25% of the voting stock of the Advisor and is its controlling person. The Advisor was organized in 1968.

     The Advisor provides to the Trust, and to each of the funds within the Trust, management and investment advisory services. The Advisor furnishes an investment program for each of the funds, determines, subject to the overall supervision and review of the Board of Trustees of the Trust, what investments should be purchased, sold and held, and makes changes on behalf of the Trust in the investments of each of the funds.


     Investment decisions for the funds are made independently from those of other investment companies advised by U.S. Global Investors, Inc.

     Advisor investment personnel may invest in securities for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.

     The Advisor utilizes a team approach to manage the assets of the U.S. Income and the U.S. Real Estate Funds. The teams meet regularly to review portfolio holdings and to discuss purchase and sale activity. Timothy Reynolds has been team leader for the Real Estate Fund since January 1996 and has been team leader of the Income Fund since August 1996. Mr. Reynolds, a Certified Financial Analyst, joined the Advisor as a senior research analyst in June 1995. He was employed by another investment advisory firm with responsibilities involving management of a real estate investment trust and debt securities for the two years prior to joining the Advisor. Prior to June 1993 Mr. Reynolds was completing an MBA program and, prior thereto, was employed as a financial analyst for large consumer products companies.

     The Advisor provides the Trust with office space, facilities and business equipment and provides the services of executive and clerical personnel for administering the affairs of the Trust. The Advisor pays the expense of printing and mailing prospectuses and sales materials used for promotional purposes.

     The Advisory Agreement with the Trust provides for each Fund to pay the Advisor a management fee based upon the average net assets of that Fund separately. The fee for managing each of the Income Fund and the Real Estate Fund for the fiscal period ended June 30, 1996 was 0.75% of average net assets.


     The Advisor may, out of profits derived from its management fee, pay certain financial institutions (which may include banks, securities dealers and other industry professionals) a servicing fee for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. These fees will be paid periodically and will generally be based on a percentage of the value of the institutions' client Fund shares.

     The Transfer Agency Agreement with the Trust provides for each Fund to pay USSI an annual fee of $23.00 per account ( 1/12 of $23.00 monthly). In connection with obtaining and/or providing administrative services to the beneficial owners of Trust shares through broker-dealers, banks, trust companies and similar institutions which provide such services and maintain an omnibus account with the Transfer Agent, each Fund shall pay to the Transfer Agent a monthly fee equal to one-twelfth ( 1/12) of 12.5 basis points (.00125) of the value of the shares of the Funds held in accounts at the institutions, which payment shall not exceed $1.92 multiplied by the average daily number of accounts holding Trust shares at the institution. These fees cover the usual transfer agency functions. In addition, the Funds bear certain other Transfer Agent expenses such as the costs of record retention and postage, plus the telephone and line charges (including the toll-free 800 service) used by shareholders to contact the Transfer Agent. For the fiscal period ended June 30, 1996, the Income and Real Estate Funds paid to USSI a total of $38,228 and $35,728, respectively for the transfer agency, lockbox and printing fees. Transfer Agent fees, including reimbursed expenses, are reduced by the amount of small account charges, account maintenance fees and account closing fees the Transfer Agent is paid.

     The transfer agent performs bookkeeping and accounting services and determines the daily net asset value for the Fund for a fee based upon assets and subject to an annual minimum fee of $35,000.

     Additionally, the Advisor is reimbursed certain costs for in-house legal services pertaining to each Fund.

     The Trust pays all other expenses for its operations and activities. Each Fund pays its allocable portion of these expenses. The expenses borne by the Trust include the charges and expenses of any shareholder servicing agents, custodian fees, legal and auditors' expenses, brokerage commissions for portfolio transactions, the advisory fee, extraordinary expenses, expenses of shareholder and trustee meetings, expenses for preparing, printing and mailing proxy statements, reports and other communications to shareholders, and expenses of registering and qualifying shares for sale, among others.

                            PERFORMANCE INFORMATION

     From time to time, in advertisements or in reports to shareholders or prospective shareholders, the Fund may compare its performance, either in terms of its yield, total return or its yield and total return, to that of other mutual funds with similar investment objectives and to stock or other indices as reported in various periodicals. Performance comparisons should not be considered as representative of the future performance of the Fund.

     A Fund's average annual total return is computed by determining the average annual compounded rate of return for a specified period that, if applied to a hypothetical $1,000 initial investment, would produce the redeemable value of that investment at the end of the period, assuming reinvestment of all dividends and distributions and with recognition of all recurring charges. A Fund may also utilize a total return for differing periods computed in the same manner but without annualizing the total return.

     A Fund's "yield" refers to the income generated by an investment in the Fund over a 30-day (or one month) period (which period will be stated in the advertisement). Yield is computed by dividing the net investment income per share earned during the most recent calendar month or 30-day period by the maximum offering price per share on the last day of such period. This income is then "annualized." That is, the amount of income generated by the investment during that period is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment.

     For purposes of the yield calculation, interest income is computed based on the yield to maturity of each debt obligation and dividend income is computed based upon the stated dividend rate of each security in the Fund's portfolio, and all recurring charges are recognized.

     The standard total return and yield results do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees such as the $5 fee for exchanges.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                          U.S. GLOBAL INVESTORS FUNDS

                          SHARES OF THE FUNDS ARE SOLD
                           AT NET ASSET VALUE WITHOUT
                               SALES COMMISSIONS
                                 OR 12B-1 FEES

                                U.S. Income Fund
                             U.S. Real Estate Fund

                               INVESTMENT ADVISOR
                          U.S. Global Investors, Inc.
                              7900 Callaghan Road
                        Mailing Address: P.O. Box 781234
                         San Antonio, Texas 78278-1234

                                 TRANSFER AGENT
                       United Shareholder Services, Inc.
                                P.O. Box 781234
                         San Antonio, Texas 78278-1234

                                   CUSTODIAN
                             Bankers Trust Company
                                 16 Wall Street
                               New York, NY 10005

                                 LEGAL COUNSEL
                          Goodwin, Procter & Hoar LLP
                                 Exchange Place
                                Boston, MA 02109

                            INDEPENDENT ACCOUNTANTS
                              Price Waterhouse LLP
                         One Riverwalk Place, Suite 900
                            San Antonio, Texas 78205

                                  100% No Load

                       Be Sure to Retain This Prospectus;
                       It Contains Valuable Information.